SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 25, 2000


                               Fingermatrix, Inc.
             (Exact name of Registrant as Specified in its Charter)

          New York                  0-9940                    13-2854686
(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                File No.)              Identification No.)


             249 North Saw Mill River Road, Elmsford, New York 10523
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (914) 592-5930

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Item 5.  Other Events

         On January 25, 2000, the Registrant entered into a term sheet (the "Term Sheet") with Web Mall.Com, Inc. ("Web Mall") and Blake Schiller ("Schiller") setting forth the principal terms of a proposed transaction between the Registrant, Web Mall and Schiller.

         In accordance with the terms of the Term Sheet, the Registrant agreed to enter into a Share Exchange Agreement with Schiller (the "Stock Purchase Agreement") pursuant to which the Registrant will purchase from Schiller, eighty percent (80%) of Web Mall's outstanding shares of common stock in exchange for 13,463 shares of the Registrant's Series A 2% Voting Convertible Redeemable Preferred Stock (the "Series A Preferred Stock"). The Series A Preferred Stock will be convertible into an aggregate of 10,000,316 shares of the Registrant's common stock. Schiller will retain twenty percent (20%) of the outstanding shares of common stock of Web Mall. On and subject to the closing of the share exchange contemplated by the Term Sheet, the Registrant will transfer eleven percent (11%) of the outstanding shares of Web Mall's common stock to The Trinity Group, Inc. ("Trinity") in consideration of certain financing previously provided to Web Mall by Trinity.

         The Registrant has agreed to grant Schiller "piggy-back" registration rights with respect to the shares of the Registrant's common stock underlying the Series A Preferred Stock, as well as any other registration rights that may be granted by the Registrant to Lewis S. Schiller, Chairman and Chief Executive Officer of the Registrant, or to any officer, director, or principal shareholder of the Registrant. The ability to convert the Series A Preferred Stock into shares of the Registrant's common stock will be dependent upon a contemplated recapitalization of the Registrant pursuant to which the Registrant intends to, among other things, increase its authorized capital to allow for such conversion.

         The Term Sheet contemplates that Web Mall will issue to the Registrant a series of Web Mall's Preferred Stock which will entitle the Registrant to elect a majority of Web Mall's Board of Directors. It is contemplated that Web Mall's Board of Directors will consist of three persons, two of whom will be designees of the Registrant and one of whom will be Schiller or his designee.

         The Term Sheet also contemplates the issuance to Schiller of a common stock purchase warrant which will entitle Schiller to receive additional shares of Web Mall's outstanding common stock in amounts which will increase Schiller's ownership percentage of such shares to forty percent (40%) of Web Mall's total issued and outstanding shares of common stock if and when Web Mall's gross revenues reach $100,000 and sixty percent (60%) of Web Mall's total issued and outstanding shares of common stock if and when Web Mall's gross revenues reach $250,000.

         The Registrant has agreed to loan to Web Mall $250,000 from and subject to the Registrant's receipt of the proceeds of its current private placement of its securities (the "Loan"). All principal and interest on the Loan will be due and payable in one year, will bear interest at the rate of 9% per annum and will be mandatorily prepayable from the proceeds from any initial

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public offering of Web Mall's equity securities, if any, or from a to-be-agreed upon portion of Web Mall's cash flow from operations. As consideration for the Loan, Web Mall will issue and deliver to the Registrant a common stock purchase warrant on terms to be mutually agreed upon.

         The Term Sheet provides that on the closing date under the contemplated Stock Purchase Agreement, Schiller will become the President of Web Mall. It is also contemplated under the Term Sheet that Web Mall will enter into an employment agreement with Schiller for a term of ten years at an annual base salary of $125,000. The contemplated employment agreement with Schiller will also provide for annual cost of living increases in amounts to be mutually agreed upon, an annual bonus of 20% of the net pre-tax income of Web Mall, incentive compensation in an amount equal to 2% of the annual gross revenues of Web Mall, reimbursement of all ordinary and necessary business expenses incurred by Schiller in connection with the performance of his services as well as certain other specified fringe benefits.

         The Term Sheet also contemplates that the Registrant and Web Mall will enter into an agreement for a ten year term pursuant to which the Registrant will receive an annual management fee from Web Mall in an amount equal to 10% of the net pre-tax income of Web Mall, up to a maximum of $1,250,000. Additionally, during the term of such Agreement, it is also contemplated that Trinity will receive annual incentive compensation in an amount equal to 10% of the net pre-tax income of Web Mall, up to a maximum of $1,250,000.

         The Term Sheet specifies a number of conditions to the closing of the transactions contemplated thereby, including the approval of all definitive agreements by the Board of Directors of the Registrant.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             99.1. Term Sheet dated January 25, 2000 between the Registrant, Web Mall.Com, Inc. and Blake Schiller.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FINGERMATRIX, INC.


                                    By:/S/____________________________________
                                       Lewis S. Schiller
                                       Chief Executive Officer

Date:  February 8, 2000


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                                                                    Exhibit 99.1


                                   TERM SHEET


         The following sets forth the principal terms of certain proposed transactions between Fingermatrix, Inc. and WEBMALL.COM, INC.


                                 Share Exchange
                                 --------------


The Company:               WEBMALL.COM, INC., a Delaware corporation with
                           offices at 80 Business Park Drive, Suite 308, Armonk,
                           New York 10504 (the "Company").

Purchaser:                 Fingermatrix, Inc., a New York corporation with
                           offices at 249 N. Saw Mill River Road, Elmsford,
                           New York 10523, or a subsidiary entity formed by Fingermatrix ("Purchaser").

Seller: Blake Schiller, an individual residing at 95 High Street, Armonk, New York 10504 ("Seller").

The Trinity Group I, Inc.  The Trinity Group I, Inc. ("Trinity").

Share Exchange Agreement:  Purchaser and Seller will enter into a Share Exchange
                           Agreement (the "Agreement"), pursuant to which Purchaser will purchase from Seller such number of shares of the Company's capital stock as shall equal, on a fully diluted basis (excluding the Seller's Warrant, hereinafter defined), 80% of the Company's total issued and outstanding shares of capital stock (the "Seller's Shares") for an aggregate purchase price consisting of 13,463 shares of the Series A 2% Voting Convertible Redeemable Preferred Stock, par value $.01 per share, of Purchaser, which are convertible into 10,000,316 shares of Purchaser's common stock, par value $.01 per share (the "FINX Shares"). The transaction contemplated by the Agreement shall be structured and consummated as a tax-free exchange between the parties thereto. On the Closing Date (hereinafter defined), Seller will own 20% of the Company's total issued and outstanding shares of capital stock, on a fully diluted basis (excluding the Seller's Warrant).

                           On the Closing Date, Seller will issue to Trinity out of the Seller's Shares, such number of Seller's Shares as shall equal 11% of the Company's total issued and outstanding shares of capital stock, on a fully diluted basis (the "Trinity Shares").

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                           The shares of common stock underlying the FINX Shares
                           will, upon the issuance thereof to Seller, be "restricted" securities as defined under the Federal securities laws and will be subject to the resale limitations of Rule 144 thereunder. The holders of all of such shares of common stock will have customary "piggy-back" registration rights and will be entitled to any other registration rights granted to Lewis S. Schiller or to any officer, director or principal shareholder of Purchaser.

                           Purchaser intends to file an Information Statement with the Securities and Exchange Commission by February 28, 2000 to effect a recapitalization of Purchaser which will, among other things, permit the conversion of the FINX Shares.

Preferred Stock:           On the closing date under the Agreement (the "Closing
                           Date"), the Company will issue to Fingermatrix, Inc.
                           ("Fingermatrix") a series of the Company's preferred stock which will entitle the holder thereof to elect the majority of the Company's Board of Directors.

Seller's Warrant:          On or prior to the Closing Date, Seller will own a
                           common stock purchase warrant (the "Seller's
                           Warrant") issued to Seller in contemplation of the Company's future sale of capital stock or other restructuring or reorganization in connection with any debt or equity financing of the Company
                           (including the transaction contemplated by this Term
                           Sheet). The Seller's Warrant will entitle Seller, at such time on and after the Closing Date as the Company receives gross revenues from its operations in the amounts set forth below, to receive such number of shares of the Company's common stock, on a fully diluted basis, as set forth below opposite each of the amounts of such gross revenues:

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                           Gross Revenues     Additional Shares of Common Stock
                           --------------     ---------------------------------
                           $100,000           Such additional shares of common
                                              stock as shall equal, when taken
                                              together with the shares of common
                                              stock then owned by Seller, 40% of
                                              the total issued and outstanding
                                              shares of the Company's common
                                              stock

                           $250,000 Such additional shares of common stock as shall equal, when taken together with the shares of common stock then owned by Seller, 60% of the total issued and outstanding shares of the Company's common stock

Funding: Fingermatrix will lend to the Company $250,000 (the "Loan") from and subject to Fingermatrix's receipt of a sufficient amount of net proceeds from its currently contemplated private placement. The Loan shall be repayable one year after the date thereof, bear interest at the rate of 9% per annum (all principal and accrued interest being payable on the maturity date) and be mandatorily prepayable from the proceeds of any initial public offering of the equity securities of the Company or from the Company's net cash flow on terms to be mutually agreed upon between Fingermatrix and Seller.

                           As consideration for the Loan, the Company will issue to Fingermatrix a warrant to purchase shares of common stock of the Company on terms to be mutually agreed upon.

Management:                On the Closing Date, the Board of Directors of the
                           Company shall consist of 3 persons, 2 of whom shall be designees of Fingermatrix and the remaining director shall be Seller. On the Closing Date, the officers of the Company shall consist of the following:

                           Lewis S. Schiller will be the Chairman of the Board and Chief Executive Officer and Blake Schiller will be the President.

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Blake Schiller
Employment Agreement:      On the Closing Date, the Company and Seller will
                           enter into an employment agreement (the "Schiller
                           Employment Agreement") providing for Seller's services as the President of the Company, on terms to include the following:

                           (i) A term of ten years,

                           (ii) an annual base salary of $125,000,

                           (iii) annual cost of living increases, commencing in the second year of the term of the Schiller Employment Agreement,

                           (iv) an annual bonus for Seller's services as an officer of the Company in the amount of 20% of the net pre-tax income of the Company,

                           (v) incentive compensation for Seller's services as an officer of the Company in an amount equal to 2% of the annual gross revenues of the Company,

                           (vi) reimbursement of all ordinary and necessary business expenses incurred by Seller in connection with the performance of his services under the Schiller Employment Agreement, and

                           (vii) customary fringe benefits, including, without limitation, medical and dental insurance, life insurance and disability insurance.

                           The base salary and all expense reimbursements shall be paid to Seller monthly, in arrears, on the 1st day of each month during the term of the Schiller Employment Agreement. The bonus and incentive compensation payable to Seller by the Company will be paid to Seller at such time as shall be mutually agreed upon.

                           Seller will devote his full-time to the performance of his services under the Schiller Employment Agreement.

                           The Schiller Employment Agreement will contain a restrictive covenant precluding Seller from rendering

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                           services to competitors of the Company during the
                           term of such agreement and for a period of one year after the expiration or termination of such agreement (except for any termination of such agreement as a result of a breach thereof by the Company).

Management Fees:           On the Closing Date, the Company and Fingermatrix
                           will enter into an agreement pursuant to which Fingermatrix will receive an annual management fee in an amount equal to 10% of the net pre-tax income of the Company, up to a maximum of $1,250,000. Such agreement will have a term of ten (10) years (subject to specified renewals). For periods on and after the Closing Date and during the term of the aforementioned agreement between the Company and Fingermatrix, Trinity will receive annual incentive compensation in an amount equal to 10% of the net pre-tax income of the Company, up to a maximum of $1,250,000.

Conditions to Closing
of Agreements:             1.   Completion of satisfactory due diligence by
                                Fingermatrix, Inc. and WEBMALL.COM, INC.
                                concerning their respective financial conditions and results of operations, actual and proposed business activities and all material agreements and proposals to which either party is or may become a party.

                           2.   The absence of any material pending or
                                threatened litigation against Fingermatrix,
                                Inc., WEBMALL.COM, INC., or Blake Schiller and the absence of any liens or encumbrances on the capital stock of Fingermatrix, Inc. or WEBMALL.COM, INC., as the case may be.

                           3. The approval of the Agreements by the respective Boards of Directors of Fingermatrix, Inc. and WEBMALL.COM, INC. and Blake Schiller.

                           4. Execution of the Employment Agreement between WEBMALL.COM, INC. and Blake Schiller.

Public Announcements:      There shall be no press release or other public
                           announcement or disclosure of the transactions contemplated by this Term Sheet without the prior written consent of the parties hereto, except to the extent legally required of Fingermatrix, Inc. under applicable law, or with

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                           respect to any press release issued by Fingermatrix,
                           Inc. announcing the transactions which are the subject of this Term Sheet and/or the proposed Agreements.

Brokers: There are no brokers or finders in connection with the proposed Agreements.

         The foregoing sets forth the principal terms of certain proposed transactions between Fingermatrix, Inc., WEBMALL.COM, INC. and Blake Schiller with respect to the aforementioned Agreement and is not binding upon any of the parties hereto, except with respect to the Paragraph entitled "Public Announcements" which shall be binding upon the parties hereto. Except with respect to the Paragraph entitled "Public Announcements" which shall be binding upon the parties hereto, the foregoing does not constitute an agreement to agree and none of the parties hereto shall have any rights or obligations with respect to the transactions contemplated by this Term Sheet unless and until definitive Agreements and related documents are executed and delivered between Fingermatrix, Inc., WEBMALL.COM, INC. and Blake Schiller.


Dated: January 25, 2000
                               FINGERMATRIX, INC.


                               By:/S/_____________________________________
                                  Lewis S. Schiller, Chairman of the Board
                                  and Chief Executive Officer

                               WEBMALL.COM, INC.


                               By:________________________________________
                                  Print Name and Title


                                  /S/-------------------------------------
                                  Blake Schiller


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